Report of Independent Accountants on Applying

Agreed-Upon Procedures

Dell USA L.P.

One Dell Way

Round Rock, Texas 78682

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Dell USA L.P. on behalf of itself, Dell Inc., Dell Depositor L.L.C., and Dell Financial Services L.L.C. (together, the “Responsible Party” or “Company” as the engaging party) and BofA Securities, Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of a sample of collateral assets for the potential issuance of asset backed notes by Dell Equipment Finance Trust 2024-2 (the “Transaction”). The Company is responsible for the accuracy of certain attributes of a sample of collateral assets for the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 175 contracts, which was selected randomly from a pool of assets, which the Company represents is as of August 30 , 2024 (the “Cutoff Date”) and is the preliminary collateral pool of assets for the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•         The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•         The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017 T: 646-471-3000, F: 813-286-6000, www.pwc.com/us

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•	The value of collateral securing such assets; and

•         The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Responsible Party; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Data, Information and Documents Provided

As instructed by the Company, we selected a random sample of 175 contracts (the “Original Sample Receivables”) from an Excel data file provided by the Company, containing a list of contracts (the “Preliminary Contract ID File”), which the Company represented to be as of the Cutoff Date and the expected preliminary collateral pool of assets for the Transaction. Four Original Sample Receivables were removed from the expected preliminary collateral pool of assets (the “Removed Sample Receivables”) for the Transaction. As instructed by the Company, we selected a random sample of 4 additional contracts (the “Replacement Sample Receivables”) from an Excel data file provided by the Company containing a revised list of contracts (the “Contract ID File”), excluding the Original Sample Receivables. The Company represents the Contract ID File is as of the Cutoff Date and is the expected preliminary collateral pool of assets for the Transaction. The Original Sample Receivables excluding the Removed Sample Receivables, together with the Replacement Sample Receivables, result in a sample of 175 contracts (the “Sample Receivables”).

The Company provided the following data, information, and documents related to the Sample Receivables:

1.	Access to an archived version of the Company’s Odessa system from September 18, 2024 through September 27, 2024, which the Company represents is as of the Cutoff Date (the "Receivable File").

2.      An Excel data file containing certain data points for the Sample Receivables (the “Contract Detail File”), provided on September 19, 2024, which the Company represents is from the Company’s Odessa system as of the Cutoff Date.

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Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables. For purposes of procedures 1 and 2 below, in the event that a file was not clear, data was missing, or there was a question with regard to information contained in the files relevant to the performance of these agreed-upon procedures, we contacted the Company’s operations manager or a designee as identified by the Company for clarification prior to reporting any exceptions. Our findings as a result of performing the procedures are attached in Exhibit I.

1.	For each Sample Receivable, we compared the items listed below as set forth in the Contract Detail File to information contained in the Receivable File:

a.	Account number
b.	Name of lessee
c.	State of bill recipient
d.	Original term of receivable
e.	SIC code. As instructed by the Company, we did not perform this agreed-upon procedure relating to the SIC code if there was no SIC code provided in the Contract Detail File.
f.	Residual
g.	Contract remaining balance
h.	Receivable maturity date
i.	Next due date
j.	Aging bucket
k.	Delinquent amount

2.	For each Sample Receivable, we re-computed the following items using the methodologies provided by the Company and the data in the Receivable File, and compared our results to the respective amounts in the Contract Detail File:

a.	IRR/Yield
b.	Rent now due

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the Transaction or the accuracy of certain attributes of a sample of collateral assets for the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

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This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 27, 2024

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Exhibit I

No exceptions noted.